AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON July 26,1991.

                                                               FILE NO. _______
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-lA

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933                /X/
                           -------------------------
                                       AND

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940            /X/

                           -------------------------

                             THE FFB LEXICON FUND
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                2 OLIVER STREET
                         BOSTON, MASSACHUSETTS 02109
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 342-5734

                                ROBERT A. NESHER,
                               C/O SEl CORPORATION
                             680 E. SWEDESFORD ROAD
                            WAYNE, PENNSYLVANIA 19067
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:

          JAMES C. DINAN                 RICHARD W. GRANT, ESOUIRE
          COUNSEL                        MORGAN, LEWIS & BOCKIUS
          FIRST FIDELTY BANK             2000 ONE LOGAN SOUARE
          CORPORATION                    PHILADELPHIA, PA 19103
          BROAD & WALNUT STREETS
          PHILADELPHIA, PA 19103

/x/ Approximate date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, an indefinite number of units of beneficial interest is being registered by this Registration Statement. Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 6(a) may determine.